EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of SMTP, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward Lawton, Principal Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date : August 4, 2015	/s/ Edward Lawton
Edward Lawton Chief Financial Officer
(Principal Financial Officer)